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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 333-59485) of Henry Company and in the related Prospectus of our report dated February 6, 1998, with respect to the financial statements of Monsey Products Co., T/A Monsey Bakor incorporated by reference in this Annual Report (Form 10K) of Henry Company for the year ended December 31, 1998.

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Philadelphia, Pennsylvania
March 29, 1999